Exhibit 99.1

QuinStreet Reports Financial Results For Its First Quarter of Fiscal 2013

Foster City, CA — October 30, 2012 — QuinStreet, Inc. (NASDAQ: QNST), a leader in vertical marketing and media online, today announced its financial results for its first quarter of fiscal 2013.

The Company reported total revenue of $78.6 million. Adjusted EBITDA was $12.0 million, or 15% of revenue.

The Company reported GAAP net loss of $137 thousand, or $(0.00) per share, for the quarter. Adjusted net income for the quarter was $6.2 million, or $0.14 per diluted share. Adjusted net income excludes stock-based compensation expense and amortization of intangible assets, net of estimated tax.

Revenue for the Education client vertical was $34.6 million. Revenue for the Financial Services client vertical was $30.3 million. Revenue for Other client verticals was $13.7 million.

The Company generated $9.7 million of normalized free cash flow and closed the quarter with $103.6 million in cash and marketable securities.

Reconciliations of adjusted net income to net (loss) income, adjusted EBITDA to net (loss) income, and normalized free cash flow to net cash provided by operating activities are included in the accompanying tables.

“We continue to work through challenges and transitions in our core Financial Services and Education verticals,” commented Doug Valenti, QuinStreet CEO. “We are encouraged by our progress on key initiatives that we believe better position us for a return to growth. We also continue to manage the Company with characteristic financial discipline, generating attractive EBITDA and free cash flow margins, with minimal demands for capital.”

“Visibility remains limited. We expect revenue for the current or second fiscal quarter to be in the range of $75 to $80 million. Adjusted EBITDA margin will likely be in the mid-to-high teens. We continue to target 20% adjusted EBITDA margin for the full fiscal year,” concluded Valenti.

Conference Call

QuinStreet will host a conference call and corresponding live webcast at 2:00 p.m. PT today. To access the conference call, dial 1-866-240-0819 for the U.S. and Canada and 1-973-200-3360 for international callers. The webcast will be available live on the investor relations section of the Company’s website at http://investor.quinstreet.com, and via replay beginning approximately two hours after the completion of the call until the Company’s announcement of its financial results for the next quarter. An audio replay of the call will also be available to investors beginning at approximately 5:00 p.m. PT on October 30, 2012 until 11:59 p.m. PT on November 6, 2012 by dialing 1-800-585-8367 in the U.S. and Canada, or 1-404-537-3406 for international callers, using passcode 37918925#. This press release, the financial tables, as well as other supplemental financial information are also available on the investor relations section of the Company’s website at http://investor.quinstreet.com.

Final financial results will be included in the Company’s quarterly report on Form 10-Q, which is expected to be filed with the Securities and Exchange Commission no later than November 9, 2012.

About QuinStreet

QuinStreet, Inc. (Nasdaq:QNST) is one of the largest Internet marketing and media companies in the world. QuinStreet is committed to providing consumers and businesses with the information they need to research, find and select the products, services and brands that meet their needs. For more information, please visit QuinStreet.com.

Non-GAAP Financial Measures

This release and the accompanying tables include a discussion of adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow, all of which are non-GAAP financial measures that are provided as a complement to results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The term “adjusted EBITDA” refers to a financial measure that we define as net income less provision for taxes, depreciation expense, amortization expense, stock-based compensation expense, interest and other income (expense), net. The term “adjusted net income” refers to a financial measure that we define as net (loss) income adjusted for amortization expense and stock-based compensation expense, net of estimated taxes. The term “adjusted diluted net income per share” refers to a financial measure that we define as adjusted net income divided by weighted average diluted shares outstanding. The term “free cash flow” refers to a financial measure that we define as net cash provided by operating activities, less capital expenditures and internal software development costs. “Normalized free cash flow” refers to free cash flow adjusted for changes in operating assets and liabilities and the impact from excess tax benefits from stock-based compensation. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. In addition, our definition of adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow may not be comparable to the definitions as reported by other companies.

We believe adjusted EBITDA, adjusted net income, adjusted diluted net income per share, free cash flow and normalized free cash flow are relevant and useful information because they provide us and investors with additional measurements to analyze the Company’s operating performance.

Adjusted EBITDA is part of our internal management reporting and planning process and one of the primary measures used by our management to evaluate the operating performance of our business, as well as potential acquisitions. Adjusted EBITDA is useful to us and investors because it provides information related to the Company’s ability to provide cash flow for acquisitions, capital expenditures and working capital requirements. Internally, adjusted EBITDA is used by management for planning purposes, including preparation of internal budgets; to allocate resources to enhance financial performance; to evaluate the effectiveness of operational strategies; and to evaluate the Company’s capacity to fund acquisitions and capital expenditures as well as the capacity to service debt. Adjusted EBITDA is used as a key financial metric in senior management’s annual incentive compensation program. The Company believes that analysts and investors use adjusted EBITDA as a supplemental measurement to evaluate the overall operating performance of companies in its industry and use adjusted EBITDA multiples as a metric for analyzing company valuations. It is also an element of certain maintenance covenants under our debt agreements.

Adjusted net income and adjusted diluted net income per share are useful to us and investors because they present an additional measurement of our financial performance, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the impact of certain non-cash expenses (stock-based compensation and amortization of intangible assets). The Company believes that analysts and investors use adjusted net income and adjusted diluted net income per share as supplemental measures to evaluate the overall operating performance of companies in our industry.

Free cash flow is useful to us and investors because it represents the cash that our business generates from operations, before taking into account cash movements that are non-operational, and is a metric commonly used in our industry to understand the underlying cash generating capacity of a company’s financial model. The measure normalized free cash flow is useful as it removes the fluctuations in operating assets and liabilities that occur in any given quarter due to the timing of payments and therefore helps understand the underlying cash flow of the business as a quarterly metric and the cash flow generation potential of the business model. The Company believes that analysts and investors use free cash flow multiples as a metric for analyzing company valuations in our industry. Free cash flow and normalized free cash flow have certain limitations in that they do not represent the total increase or decrease in the cash balance for the period, nor do they represent the residual cash flow for discretionary expenditures. Therefore, we think it is important to evaluate both of these cash flow measures along with our consolidated statement of cash flows and understand any changes in the operating assets and liabilities.

We intend to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. A reconciliation of these non-GAAP measures to GAAP is provided in the accompanying tables.

Legal Notice Regarding Forward Looking Statements

This press release and its attachments contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Words such as “will, “ “believe, “ “intend, “ “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include the quotations from management in this press release, as well as any statements regarding the Company’s anticipated financial results and strategic and operational plans. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, but are not limited to: the Company’s ability to deliver an adequate rate of growth and manage such growth; the impact of changes in government regulation and industry standards; the Company’s ability to maintain and increase the number of visitors to its websites; the Company’s ability to identify and manage acquisitions; the impact of the current economic climate on the Company’s business; the Company’s ability to attract and retain qualified executives and employees; the Company’s ability to compete effectively against others in the online marketing and media industry; the impact and costs of any failure by the Company to comply with government regulations and industry standards; and costs associated with defending intellectual property infringement and other claims. More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s annual reports on Form 10-K and quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission (“SEC”). Additional information will also be set forth in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2012, which will be filed with the SEC. The Company does not intend and undertakes no duty to release publicly any updates or revisions to any forward-looking statements contained herein.

Contact Information:

Erica Abrams or Matthew Hunt

(415) 217-5864 or (415) 489-2194

erica@blueshirtgroup.com

matt@blueshirtgroup.com

QUINSTREET, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	September 30, 2012	June 30, 2012
Assets
Current assets
Cash and cash equivalents	$64,448	$68,531
Marketable securities	39,145	36,736
Accounts receivable, net	44,912	52,830
Deferred tax assets	7,662	7,665
Prepaid expenses and other assets	7,783	7,774

Total current assets	163,950	173,536

Property and equipment, net	8,430	8,755
Goodwill	242,955	243,049
Other intangible assets, net	65,645	72,444
Deferred tax assets, noncurrent	8,446	8,446
Other assets, noncurrent	878	930

Total assets	$490,304	$507,160

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$20,074	$22,870
Accrued liabilities	22,324	29,462
Deferred revenue	2,243	2,553
Debt	13,623	15,429

Total current liabilities	58,264	70,314

Debt, noncurrent	89,180	92,167
Other liabilities, noncurrent	7,001	6,322

Total liabilities	154,445	168,803

Stockholders’ equity
Common stock	43	43
Additional paid-in capital	217,299	220,552
Treasury stock	—	(1,178)
Accumulated other comprehensive loss	(1,726)	(1,439)
Retained earnings	120,243	120,379

Total stockholders’ equity	335,859	338,357

Total liabilities and stockholders’ equity	$490,304	$507,160

QUINSTREET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,
	2012	2011
Net revenue	$78,626	$101,224
Cost of revenue (1)	65,190	75,748

Gross profit	13,436	25,476
Operating expenses: (1)
Product development	4,893	6,074
Sales and marketing	3,691	4,034
General and administrative	3,926	5,217

Operating income	926	10,151
Interest income	28	38
Interest expense	(1,012)	(1,083)
Other income (expense), net	46	(31)

Income before income taxes	(12)	9,075
Provision for taxes	(125)	(3,581)

Net (loss) income	$(137)	$5,494

Net (loss) income per share
Basic	$(0.00)	$0.12

Diluted	$(0.00)	$0.11

Weighted average shares used in computing
net income per share
Basic	42,812	47,505
Diluted	43,320	48,975

(1)	Cost of revenue and operating expenses include stock-based compensation expense as follows:

Cost of revenue	$923	$1,179
Product development	693	660
Sales and marketing	765	779
General and administrative	389	756

QUINSTREET, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended September 30,
	2012	2011
Cash Flows from Operating Activities
Net (loss) income	$(137)	$5,494
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,279	7,108
Provision for sales returns and doubtful accounts receivable	(316)	36
Stock-based compensation	2,770	3,374
Excess tax benefits from stock-based compensation	(24)	(35)
Other non-cash adjustments, net	75	243
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	8,323	(6,087)
Prepaid expenses and other assets	(9)	3,155
Other assets, noncurrent	57	29
Accounts payable	(2,754)	4,487
Accrued liabilities	(5,926)	(7,307)
Deferred revenue	(309)	(339)
Other liabilities, noncurrent	342	519

Net cash provided by operating activities	10,371	10,677

Cash Flows from Investing Activities
Capital expenditures	(291)	(753)
Business acquisitions, net of notes payable and cash acquired	—	(30,204)
Internal software development costs	(651)	(559)
Purchases of marketable securities	(14,862)	(9,610)
Proceeds from sales and maturities of marketable securities	12,145	5,433
Other investing activities	4	28

Net cash used in investing activities	(3,655)	(35,665)

Cash Flows from Financing Activities
Proceeds from exercise of common stock options	236	1,817
Proceeds from bank debt		—
Principal payments on bank debt	(1,250)	(1,313)
Payment of bank loan upfront fees		—
Principal payments on acquisition-related notes payable	(3,568)	(1,213)
Excess tax benefits from stock-based compensation	24	35
Withholding taxes related to restricted stock net share settlement	(101)	(184)
Repurchases of common stock	(6,157)	—

Net cash used in financing activities	(10,816)	(858)

Effect of exchange rate changes on cash and cash equivalents	17	25
Net decrease in cash and cash equivalents	(4,083)	(25,821)
Cash and cash equivalents at beginning of period	68,531	132,290

Cash and cash equivalents at end of period	$64,448	$106,469

QUINSTREET, INC.

RECONCILIATION OF NET (LOSS) INCOME TO

ADJUSTED NET INCOME

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30,
	2012	2011
Net (loss) income	$(137)	$5,494
Amortization of intangible assets	6,876	5,786
Stock-based compensation	2,770	3,374
Tax impact of the above items	(3,284)	(3,024)

Adjusted net income	$6,225	$11,630

Adjusted diluted net income per share	$0.14	$0.24

Weighted average shares used in computing adjusted diluted net income per share	43,320	48,975

QUINSTREET, INC.

RECONCILIATION OF NET (LOSS) INCOME TO

ADJUSTED EBITDA

(In thousands)

(Unaudited)

	Three Months Ended September 30,
	2012	2011
Net (loss) income	$(137)	$5,494
Interest and other income (expense), net	938	1,076
Provision for taxes	125	3,581
Depreciation and amortization	8,279	7,108
Stock-based compensation	2,770	3,374

Adjusted EBITDA	$11,975	$20,633

QUINSTREET, INC.

RECONCILIATION OF NET CASH PROVIDED BY

OPERATING ACTIVITIES TO FREE CASH FLOW

AND NORMALIZED FREE CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended March31,
	2012	2011
Net cash provided by operating activities	$10,371	$10,677
Capital expenditures	(291)	(753)
Internal software development costs	(651)	(559)

Free cash flow	$9,429	$9,365

Changes in operating assets and liabilities,
less excess tax benefits from stock-based compensation	300	5,578

Normalized free cash flow	$9,729	$14,943